UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange

Redeemable warrants, each warrant exercisable for 1/10 of one share of Class A common stock at an exercise price of $115.00 per whole share of Class A common stock	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 22, 2023, Wheels Up Experience Inc. (the “Company” or “Wheels Up”) issued a press release regarding an update on potential strategic plans, a copy of which is furnished as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of Wheels Up that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of Wheels Up regarding the future, including, without limitation, statements regarding: (i) the expected impact of any potential acquisitions or divestitures, investments, financings, restructurings or other strategic transactions involving Wheels Up or its subsidiaries or affiliates, including realizing any anticipated benefits relating to any such transactions and any potential impacts on the trading prices and trading markets for Wheels Up’s Class A common stock and publicly-traded warrants to purchase Wheels Up’s Class A common stock; (ii) Wheels Up’s liquidity, future cash flows, measures intended to increase Wheels Up’s operational efficiency and certain restrictions related to its debt obligations; (iii) the impact of Wheels Up’s cost reduction efforts on its business and results of operations, including the timing and magnitude of such expected reductions and any associated expenses and impact of the new member operations center; (iv) Wheels Up’s ability to maintain cost discipline and achieve positive Adjusted EBITDA pursuant to the schedule that it has announced; (v) the degree of market acceptance and adoption of Wheels Up’s products and services, including member program changes; (vi) the size, demands and growth potential of the markets for Wheels Up’s products and services and Wheels Up’s ability to serve those markets; (vii) Wheels Up’s ability to compete with other companies engaged in the private aviation industry and to attract and retain customers; and (viii) general economic and geopolitical conditions, including due to fluctuations in interest rates, inflation, foreign currencies, consumer and business spending decisions, and general levels of economic activity. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that could cause actual events and results to differ materially from those contained in such forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Wheels Up’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023 and Wheels Up’s other filings with the SEC. Moreover, Wheels Up operates in a very competitive and rapidly changing environment. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Wheels Up undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. Although Wheels Up believes that the expectations reflected in the forward-looking statements are reasonable, Wheels Up cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, Wheels Up does not intend to update any of these forward-looking statements after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 22, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: June 22, 2023	By:	/s/ Todd Smith
		Name:	Todd Smith
		Title:	Interim Chief Executive Officer and Chief Financial Officer